UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2022

Tailwind Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39489	85-1288435
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

1545 Courtney Ave Los Angeles, CA	90046
(Address of principal executive offices)	(Zip Code)

(646) 432-0610

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Common Stock, $0.0001 par value, and one half of one redeemable warrant	TWND.U	NYSE American
Class A Common Stock included as part of the units	TWND	NYSE American
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A Common Stock at an exercise price of $11.50	TWND WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 27, 2022, Tailwind Acquisition Corp. (“Tailwind”) held a special meeting of shareholders (the “Special Meeting”) as a virtual meeting, conducted via live audio webcast, in connection with the proposed business combination by and among Tailwind, Compass Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Nuburu, Inc., a Delaware corporation (“Nuburu”), as described in the Company’s proxy statement/prospectus filed with the U.S. Securities and Exchange Commission and mailed to shareholders on December 12, 2022 (the “Proxy Statement”). Each proposal (individually a “Proposal” and, collectively, the “Proposals”) voted upon at the Special Meeting and the final voting results are indicated below. Each Proposal voted on at the Special Meeting is described in detail in the Proxy Statement.

As of the close of business on November 25, 2022, the record date for the Special Meeting, there were approximately 3,232,841 shares of Class A common stock, par value $0.0001 per share (the “Tailwind Class A Common Stock”), and 8,355,393 shares of Class B common stock, par value $0.0001 per share (the “Tailwind Class B Common Stock,” and together with the Tailwind Class A Common Stock, the “Tailwind Common Stock”), outstanding. A total of 9,553,174 Tailwind Common Stock, representing approximately 82.44% of the outstanding Tailwind Common Stock entitled to vote, were present in person or by proxy, constituting a quorum.

1. The Business Combination Proposal – Proposal to approve the Business Combination Agreement, dated as of August 5, 2022 (as it may be amended and/or restated from time to time, the “Business Combination Agreement”), by and among Tailwind, Merger Sub and Nuburu, and the transactions contemplated thereby. If the Business Combination Agreement, including the issuance of shares of common stock, par value $0.0001 per share, of Tailwind (“New Nuburu Common Stock”) as the Business Combination consideration, is approved by Tailwind’s stockholders, and the Business Combination is subsequently completed, among other items, Merger Sub will merge with and into Nuburu, with Nuburu surviving the Business Combination as a wholly owned subsidiary of Tailwind (the “Merger”). We refer to this proposal as the “Business Combination Proposal.”

Proposal No.	Tailwind Common Stock Votes For	Tailwind Common Stock Votes Against	Tailwind Common Stock Abstentions
1.	9,402,913	150,170	91

The Business Combination Proposal was approved.

2. The Charter Proposal – Proposal to approve New Nuburu’s amended and restated certificate of incorporation, to be approved and adopted in connection with the Business Combination, a form of which is attached to the Proxy Statement (the “Post-Closing New Nuburu Certificate of Incorporation”).

Proposal No.	Tailwind Common Stock Votes For	Tailwind Common Stock Votes Against	Tailwind Common Stock Abstentions
2.	9,403,004	150,170	0

The Charter Proposal was approved.

3. The Advisory Charter Proposals – If the Business Combination Proposal and Charter Proposal are approved, to consider and vote on a non-binding, advisory basis, upon separate proposals to approve the following amendments to Tailwind’s current amended and restated certificate of incorporation.

(A) Proposal No. 3A – Proposal decrease the number of authorized shares of Tailwind from 551,000,000 to 300,000,000 (“Proposal No. 3A”):

Proposal No.	Tailwind Common Stock Votes For	Tailwind Common Stock Votes Against	Tailwind Common Stock Abstentions
3A.	9,403,004	150,170	0

The Proposal No. 3A was approved.

(B) Proposal No. 3B – Proposal eliminate the classification of the Tailwind Class B Common Stock (“Proposal No. 3B”):

Proposal No.	Tailwind Common Stock Votes For	Tailwind Common Stock Votes Against	Tailwind Common Stock Abstentions
3B.	9,483,462	69,712	0

The Proposal No.3B was approved.

(C) Proposal No. 3C – Proposal to provide that the number of authorized shares of common stock or preferred stock may be increased or decreased by the affirmative vote of the holders of at least a majority of the voting power of Tailwind stock outstanding and entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law (“Proposal No. 3C”):

Proposal No.	Tailwind Common Stock Votes For	Tailwind Common Stock Votes Against	Tailwind Common Stock Abstentions
3C.	9,483,462	69,712	0

The Proposal No.3C was approved.

(D) Proposal No. 3D – Proposal to remove the provisions regarding the doctrine of corporate opportunity from the Post-Closing New Nuburu Certificate of Incorporation (“Proposal No. 3D”):

Proposal No.	Tailwind Common Stock Votes For	Tailwind Common Stock Votes Against	Tailwind Common Stock Abstentions
3D.	9,483,352	69,712	110

The Proposal No. 3D was approved.

(E) Proposal No. 3E – Proposal to provide that the vote of two-thirds of the total voting power of all the then outstanding shares of stock, shall be required to adopt, amend or repeal Section 3 of Article IV, Section 2 of Article V, Section 1 of Article VI, Section 2 of Article VI, Section 5 of Article VII, Section 1 of Article VIII, Section 2 of Article VIII, Section 3 of Article VIII or Article XI of the Post-Closing New Nuburu Certificate of Incorporation (“Proposal No. 3E”):

Proposal No.	Tailwind Common Stock Votes For	Tailwind Common Stock Votes Against	Tailwind Common Stock Abstentions
3E.	9,482,655	70,409	110

The Proposal No. 3E was approved.

4. The Director Appointment Proposal – If the Business Combination Proposal and Charter Proposal are approved, to consider and vote upon a proposal to approve the appointment of directors of New Nuburu effective at the Closing (the “Director Appointment Proposal”):

Proposal No.	Tailwind Common Stock Votes For	Tailwind Common Stock Votes Against	Tailwind Common Stock Abstentions
4.	9,483,367	69,697	110

The Director Appointment Proposal was approved.

5. The Listing Proposal – If the Business Combination Proposal and Charter Proposal are approved, to consider and vote upon a proposal to approve, for the purpose of complying with applicable listing rules of the NYSE American LLC, the issuance of shares of New Nuburu Common Stock (the “Listing Proposal”):

Proposal No.	Tailwind Common Stock Votes For	Tailwind Common Stock Votes Against	Tailwind Common Stock Abstentions
5.	9,403,019	150,155	0

The Listing Proposal was approved.

6. The Equity Incentive Plan Proposal – If the Business Combination Proposal, Charter Proposal and Listing Proposal are approved, to consider and vote upon a proposal to approve and adopt the Nuburu, Inc. 2022 Equity Incentive Plan (the “Equity Incentive Plan Proposal”):

Proposal No.	Tailwind Common Stock Votes For	Tailwind Common Stock Votes Against	Tailwind Common Stock Abstentions
6.	9,402,734	150,270	170

The Equity Incentive Plan Proposal was approved.

7. The ESPP Proposal – If the Business Combination Proposal, Charter Proposal, Listing Proposal and Equity Incentive Plan Proposal are approved, to consider and vote upon a proposal to approve and adopt the Nuburu, Inc. 2022 Employee Stock Purchase Plan (the “ESPP Proposal”):

Proposal No.	Tailwind Common Stock Votes For	Tailwind Common Stock Votes Against	Tailwind Common Stock Abstentions
7.	9,402,859	150,255	60

The ESPP Plan Proposal was approved.

As there were sufficient votes to approve each of the above proposals, Proposal No. 8 — The Adjournment Proposal, described in the Proxy Statement, was not presented to stockholders.

Item 7.01.	Regulation FD Disclosure.

On December 27, 2022, the Company issued a press release announcing the results of the Company’s Special Meeting of its shareholders, which is included in this Report as Exhibit 99.1.

The information furnished with this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this press release may be forward-looking statements, including statements regarding the closing. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Tailwind and its management, and Nuburu and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement with respect to the business combination; (2) the outcome of any legal proceedings that may be instituted against Nuburu, Tailwind, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; (3) the inability to complete the business combination due to the failure to satisfy closing conditions of the business combination; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (5) the ability to meet the security exchange’s listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of Nuburu as a result of the announcement and consummation of the business combination; (7) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that Nuburu or the combined company may be adversely affected by other economic, business and/or competitive factors; (11) the inability to obtain financing from Lincoln Park Capital; (12) the risk that the business combination may not be completed in a timely manner or at all, which may adversely affect the price of Tailwind’s securities; (13) the risk that the transaction may not be completed by Tailwind’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Tailwind; (14) the impact of the COVID-19 pandemic, including any mutations or variants thereof, and its effect on business and financial conditions; (15) volatility in the markets caused by geopolitical and economic factors; and (16) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Tailwind’s Form S-1 (File No. 333-248113), Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022 and the Proxy Statement and other documents filed by Tailwind from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Tailwind nor Nuburu gives any assurance that either Tailwind or Nuburu or the combined company will achieve its expected results. Neither Tailwind nor Nuburu undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 27, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2022

Tailwind Acquisition Corp.

By:	/s/ Chris Hollod
Name:	Chris Hollod
Title:	Chief Executive Officer